Verano Announces $20 Million Share Repurchase Authorization

CHICAGO, April 30, 2026 – Verano Holdings Corp. (Cboe CA: VRNO) (OTCQX: VRNO) (“Verano” or the “Company”), a leading multi-state cannabis company, today announced that its Board of Directors has authorized the repurchase of up to $20 million in shares of the Company’s common stock (“Shares”) which are listed for trading on Cboe Canada.

“Given business performance and the transformative Schedule III medical cannabis designation, we believe the share repurchase authorization provides Verano further optionality to deploy capital in pursuit of growth initiatives,” said George Archos, Verano Chairman and Chief Executive Officer. “The share repurchase authorization offers Verano another strategic outlet to unlock value for the Company and our shareholders, including strengthening the balance sheet and accretive M&A opportunities.”

The Normal Course Issuer Bid (the “NCIB”) will be executed in accordance with the applicable rules and policies of Cboe Canada and U.S. and Canadian securities laws. Pursuant to the NCIB, Verano may purchase up to an aggregate of 18,219,090 Shares (representing 5% of the issued and outstanding Shares of the Company at the time of the authorization), subject to the $20 million limit. The purchases may be made from time to time over a period of 12 months ending April 30, 2027, unless such share or dollar limit is met sooner.

On any given day, Verano may not purchase more than 25% of the average daily trading volume of its Shares and is subject to other limitations set forth by Cboe Canada and Rule 10b-18 under the Securities Exchange Act of 1934 (the “Exchange Act”). In addition, Verano may make block purchases of Shares that meet certain criteria and sales may be made through open-market repurchases, privately negotiated transactions or otherwise.

All purchases made will be through the selected purchasing member, ATB Capital Markets Corp. through the facilities of Cboe Canada or through alternative trading systems. The actual number of Shares which will be purchased, the timing of such purchases, and the price at which the Shares will be purchased by Verano will be aligned with the rules and policies of the Cboe Canada Listing Manual and with U.S. securities regulations, including Rule 10b-18 under the Exchange Act. No assurance can be given that any particular amount of Shares will be repurchased.

In determining the amount of capital to allocate to share repurchases, the Company takes into account, among other things, its historical and expected business performance and cash and liquidity position, as well as global economic and market conditions and the market price of the Shares. The timing, manner, price, and amount of any repurchases under the share repurchase program are determined by the Company in its discretion. Purchases may be effected through open market transactions, privately negotiated transactions, transactions structured through investment banking institutions, or other means. The Company is not obligated to repurchase any specific number of shares and the program may be modified, suspended, or discontinued at any time.

About Verano
Verano Holdings Corp. (Cboe CA: VRNO) (OTCQX: VRNO), one of the U.S. cannabis industry’s leading companies based on historical revenue, geographic scope and brand performance, is a vertically integrated, multi-state operator embracing a mission of saying Yes to plant progress and the bold exploration of cannabis. Verano provides a superior cannabis shopping experience in medical and adult use markets under the Zen Leaf™ and MÜV™ dispensary banners, and produces a comprehensive suite of high-quality, regulated cannabis products sold under its diverse portfolio of trusted consumer brands including Savvy™, (the) Essence™, Swift Lifts™, HYPHEN™, Encore™, BITS™, Avexia™, MÜV™, CTPharma™, and Verano™. Verano’s active operations span 13 U.S. states, comprised of 14 production facilities with over 1.1 million square feet of cultivation capacity. Learn more at Verano.com.

Contacts:
Investors
Verano
Aaron Miles
Chief Investment Officer
Investors@verano.com

Media
Verano
Steve Mazeika
Vice President, Communications
steve.mazeika@verano.com

Forward Looking Statements
This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Such forward-looking statements are not representative of historical facts or information or current condition, but instead represent only the Company’s beliefs regarding future events, plans, strategies, or objectives, many of which, by their nature, are inherently uncertain and outside of the Company’s control. Generally, such forward-looking statements can be identified by the use of forward-looking terminology such as “plans”, “expects” or “does not expect”, “is expected”, “budget”, “future”, “scheduled”, “estimates”, “forecasts”, “projects,” “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases, or may contain statements that certain actions, events or results “may”, “could”, “would”, “might” or “will be taken”, “will continue”, “will occur” or “will be achieved”. Forward-looking statements involve and are subject to assumptions and known and unknown risks, uncertainties, and other factors which may cause actual events, results, performance, or achievements of the Company to be materially different from future events, results, performance, and achievements expressed or implied by forward-looking statements herein, including, without limitation, the risk factors described in the Company’s annual report on Form 10-K for the year ended December 31, 2025 filed with the U.S. Securities and Exchange Commission at www.sec.gov. The forward-looking statements contained in this press release are made as of the date of this press release, and the Company does not undertake to update any forward-looking information or forward-looking statements that are contained or referenced herein, except as may be required in accordance with applicable securities laws. All subsequent written and oral forward-looking information and statements attributable to the Company or persons acting on its behalf is expressly qualified in its entirety by this notice regarding forward-looking information and statements.
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